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                                                                    Exhibit 99.2


                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is entered into as of November 20, 2001, by and between Caminus Corporation, a Delaware corporation (the "COMPANY"), and Altra Energy Technologies, Inc., a Delaware corporation (the "STOCKHOLDER").

                  WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of October 12, 2001, by and among the Company and the Stockholder (the "PURCHASE AGREEMENT"), the Stockholder will receive shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"); and

                  WHEREAS, the Company has agreed to provide the Stockholder with certain registration rights as set forth herein;

                  NOW, THEREFORE, in consideration of the premises, obligations and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

         1. DEFINITIONS.

                  The following terms shall have the following meanings for the purposes of this Agreement:

                  "REGISTRABLE SECURITIES" means the 1,975,000 shares of Common Stock issued to the Stockholder pursuant to the Purchase Agreement, on the date hereof, and any securities issued or issuable with respect to such Common Stock by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

                  "RULE 415" means Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SEC" means the Securities and Exchange Commission.

         2. [Intentionally omitted]

         3. "SHELF" REGISTRATION.

                  (a) The Company shall prepare and file with the SEC a "shelf" registration statement with respect to the Registrable Securities, pursuant to Rule 415 (the plan of distribution reflected in such registration to contemplate a sale of Registrable Securities into the public market from time to time, in addition to private sales, pledges, block sales, hedging transactions and other distributions of Registrable Securities, but excluding an
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underwritten offering), on any appropriate form under the Securities Act permitting registration of such Registrable Securities for sale by the Stockholder.

                  (b) The Company shall cause such "shelf" registration statement to become effective as soon as practicable, but in any event, not later than 180 days after the date hereof. Such registration statement shall remain effective for such period as may be reasonably necessary to effect the sale of all of the Registrable Securities, such period not to exceed two (2) years from the date hereof.

         4. REGISTRATION PROCEDURES.

                  (a) If and whenever the Company is required by the provisions of this Agreement to effect the registration of Registrable Securities under the Securities Act, the Company will:

                           (i) in the case of a registration described in
Section 3, prepare and file with the SEC a registration statement with respect to the Registrable Securities and use its best efforts to cause such registration statement to become and remain effective as promptly as practicable for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed two (2) years;

                           (ii) prepare and file with the SEC such amendments to
such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of the Registrable Securities, not to exceed two (2) years;

                           (iii) furnish to the securityholders participating in
such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such holders may reasonably request in order to facilitate the public offering of such securities;

                           (iv) use its best efforts to register or qualify the
Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                           (v) notify the securityholders participating in such
registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (vi) notify such holders promptly of any request by
the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

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                           (vii) prepare and file with the SEC, any amendments
or supplements to such registration statement or prospectus that is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such holders;

                           (viii) prepare and promptly file with the SEC, and
promptly notify such holders of the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions, if any, at the time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectuses then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                           (ix) advise such holders, promptly and after it shall
receive notice or obtain knowledge thereof, of the issuance of any stop order by the Securities Exchange Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         (b) Expenses. All fees, costs and expenses of and incidental to the registration of Registrable Securities (excluding underwriters' discounts and commissions) (the "REGISTRATION EXPENSES") in connection with a registration hereunder shall be borne by the Company. The fees, costs and expense of registration to be borne by the Company shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. Fees and disbursements of one special counsel and accountant for all of selling securityholders who have "piggyback" registration rights shall be borne in all cases by the Company.

         (c) Indemnification.

                           (i) The Company will indemnify and hold harmless each
holder of Registrable Securities that are included in a registration statement pursuant to the provisions of this Agreement, its directors and officers, and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement (including any documents incorporated therein by reference), any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon


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an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by such holder, such underwriter or such controlling person for use in the preparation thereof.

                           (ii) Each holder of Registrable Securities included
in a registration pursuant to the provisions of this Agreement will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon information furnished in writing by or on behalf of such holder for use in the preparation thereof.

                           (iii) Promptly after receipt by an indemnified party
pursuant to the provisions of this Section 4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of this Section 4, promptly notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise hereunder to the extent the indemnifying party is not prejudiced as a proximate result of such omission. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from, or in addition to, those available to the indemnifying party, or if there is a conflict of interest that would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties at the Company's reasonable expense. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this Section 4 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. The indemnifying party


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shall not settle any such action unless (i) the settlement involves no payment by or injunction or other adverse consequences against the indemnified party or
(ii) the person bringing such action provides a general release in favor of the indemnified party.

         5. DUTIES OF THE STOCKHOLDER IN CONNECTION WITH REGISTRATION.

         It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the securities that are to be registered at the request of the Stockholder that the Stockholder shall furnish to the Company such information regarding the securities held by the Stockholder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

         6. [Intentionally omitted]

         7. LOCKUP.

                  (a) The Stockholder agrees that, except with the prior written consent of the Company and except as provided in Section 7(b) below, during the period beginning on the date hereof and ending on the date that is 12 months after the date hereof (the "LOCKUP PERIOD"), the Stockholder shall not transfer, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive Common Stock, whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the Stockholder has the voting power or power of disposition within the rules and regulations of the SEC (collectively the "COMPANY SECURITIES").

                  (b) The Stockholder shall be permitted to sell or otherwise transfer the Registrable Securities as follows:

                           (i) during the period beginning on the date that is
six (6) months after the date hereof and ending on the date that is nine (9) months after the date hereof, the Stockholder may sell or otherwise transfer, in the aggregate, one-third (1/3) of the Registrable Securities; and

                           (ii) during the period beginning on the date that is
nine (9) months after the date hereof and ending on the date that is twelve (12) months after the date hereof, the Stockholder may sell or otherwise transfer, in the aggregate, (A) two-thirds (2/3) of the Registrable Securities less (B) the number of Registrable Securities sold during the time period described in paragraph (b)(i) above.

                  Upon the expiration of the Lockup Period, the Stockholder may sell or otherwise transfer any and all of the Registrable Securities.

                  (c) Notwithstanding anything to the contrary in this Section 7, the Stockholder shall be permitted to transfer any Registrable Securities (i) to those persons or entities that are securityholders of Stockholder, and to those persons or entities that are


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securityholders of such securityholders, and so on, on the date hereof, and/or
(ii) in private resales, provided in the case of clauses (i) and (ii) that (A) such transfers are otherwise in compliance with the Securities Act, (B) in any such transaction, the Securities Act legend and a legend reflecting the restrictions of this Agreement shall remain on the certificates representing the transferred shares, and (C) any such transferee shall agree to be bound, in all respects, by the terms and provisions of this Agreement (including, without limitation, by representing and warranting that such transferee has not engaged in any transaction prohibited by the terms of this Section 7 at any time during the Lockup Period, including, without limitation, the portion of the Lockup Period that precedes the transfer of Registrable Securities to such transferee). Any permitted transferee under this clause (c) is referred to as a "PERMITTED TRANSFEREE").

                  (d) Notwithstanding anything to the contrary in this Section 7, the Stockholder shall be permitted to transfer any Registrable Securities at the closing of, or at any time following, a merger, consolidation or other transaction to which the Company is a party as a result of which all or substantially all of the then outstanding equity securities of the Company are exchanged or otherwise canceled for consideration consisting of cash, other property or securities of a successor issuer.

                  (e) The restrictions set forth in this Section 7 are expressly intended to preclude the Stockholder from engaging in any hedging or other transaction that is designed, or that reasonably could be expected, to lead to or to result in a sale or disposition of the Stockholder's Company Securities even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Stockholder's Company Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such securities.

                  (f) The Stockholder acknowledges that any certificates evidencing the shares of Common Stock issued to the Stockholder on the date hereof shall contain a legend that references the restrictions set forth in this
Section 7. The Stockholder agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Stockholder's Company Securities, except in compliance with the restrictions contained in this Section 7.

                  (g) Notwithstanding anything to the contrary in this Section 7, if the Stockholder acquires Common Stock after the date hereof, nothing in this Agreement shall prohibit the Stockholder from disposing of such shares of Common Stock.

         8. CURRENT INFORMATION.

         The Company agrees to timely file all forms, reports and documents with the SEC required to be filed by it under the Securities Exchange Act of 1934, as amended, so as to permit sales of the Common Stock pursuant to Rule 144 promulgated under the Securities Act.

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         9. ASSIGNMENT; PARTIES IN INTEREST.

         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by any party hereto without the prior written consent of the other parties (except as otherwise expressly provided herein, including to Permitted Transferees). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         10. GOVERNING LAW.

         This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

         11. COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12. TITLES AND SUBTITLES.

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         13. NOTICES.

         All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission (provided that a confirmation copy is sent by another approved means) to the telecopier number specified below:

                           If to the Company:

                           Caminus Corporation
                           825 Third Avenue
                           New York, New York 10017
                           Attention:   President
                           Telephone No.:  (212) 515-3600
                           Telecopier No.:  (212) 888-0691

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                           with a copy to:

                           Irell & Manella LLP
                           1800 Avenue of the Stars, Suite 900
                           Los Angeles, California 90067
                           Attention:  Anthony T. Iler
                           Telephone No.:  (310) 277-1010
                           Telecopier No.:  (310) 203-7199

                           If to the Stockholder:

                           Altra Energy Technologies, Inc.
                           1221 Lamar, Suite 700
                           Houston, Texas 77010
                           Attention:  General Counsel
                           Telephone No.:  (713) 210-8000
                           Telecopier No.:  (713) 210-8001

                           with a copy to:

                           Testa, Hurwitz & Thiebault, LLP
                           125 High Street
                           Boston, Massachusetts 02110
                           Attention: Lawrence S. Wittenberg
                           Telephone No.:  (617) 248-7000
                           Telecopier No.:  (617) 248-7100

         14. AMENDMENTS AND WAIVERS.

         This Agreement may be amended, modified supplemented or waived only upon the written agreement of the parties hereto.

         15. SEVERABILITY.

         If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         16. TIME OF THE ESSENCE.

         Time is of the essence for all purposes of this Agreement.

         17. ENTIRE AGREEMENT.

         This Agreement, the Purchase Agreement and the other agreements entered into on as of the date hereof constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede all prior written agreements, negotiations or oral understanding among the parties hereto.



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                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed as of the date first above written.

                              CAMINUS CORPORATION,
                              a Delaware corporation

                              By: /s/ David M. Stoner
                                  ----------------------------------------------
                              Name:    David M. Stoner

                              Title:   President and Chief Executive Officer

                              ALTRA ENERGY TECHNOLOGIES, INC,
                              a Delaware corporation

                              By: /s/  Paul Bourke
                                  ----------------------------------------------
                              Name:    Paul Bourke

                              Title:   President and Chief Executive Officer




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